EXHBIT 21

MB FINANCIAL, INC.
SUBSIDIARIES OF MB FINANCIAL, INC.

Subsidiary	Ownership	Jurisdiction
MB Financial Bank, N.A.	Wholly-owned subsidiary of MB Financial, Inc.	United States
Coal City Capital Trust I	MB Financial, Inc. owns 100% of the common securities of the trust	Delaware
MB Financial Capital Trust I	MB Financial, Inc. owns 100% of the common securities of the trust	Delaware
MB Financial Capital Trust II	MB Financial, Inc. owns 100% of the common securities of the trust	Delaware
Ashland Management Agency, Inc.	Wholly-owned subsidiary of MB Financial Bank	Illinois
MB Financial Capital Trust III	MB Financial, Inc. owns 100% of the common securities of the trust	Delaware
MB Financial Capital Trust IV	MB Financial, Inc. owns 100% of the common securities of the trust	Delaware
MB Financial Capital Trust V	MB Financial, Inc. owns 100% of the common securities of the trust	Delaware
MB Financial Capital Trust VI	MB Financial, Inc. owns 100% of the common securities of the trust	Delaware
FOBB Capital Trust I	MB Financial, Inc. owns 100% of the common securities of the trust	Connecticut
FOBB Capital Trust III	MB Financial, Inc. owns 100% of the common securities of the trust	Delaware
MB1200 Corporation	Wholly-owned subsidiary of MB Financial Bank	Illinois
MB Deferred Exchange Corporation	Wholly-owned subsidiary of MB Financial Bank	Illinois
MB Financial Community Development Corporation	Wholly-owned subsidiary of MB Financial Bank	Illinois
MB Financial Center, LLC	Wholly-owned subsidiary of MB Financial Bank	Illinois
MB Financial Center Land Owner, LLC	Wholly-owned subsidiary of MB Financial Bank	Illinois
LaSalle Systems Leasing, Inc.	Wholly-owned subsidiary of MB Financial Bank	Illinois
Melrose Equipment Company, LLC	Wholly-owned subsidiary of LaSalle Systems Leasing, Inc.	Illinois
LaSalle Business Solutions, LLC	Subsidiary of LaSalle Systems Leasing, Inc.	Illinois
MBRE Holdings, LLC	Wholly-owned subsidiary of MB Financial Bank	Delaware
MB Real Estate Holdings, LLC	Majority owned subsidiary of MBRE Holdings LLC	Delaware
Vision Investment Services, Inc.	Wholly-owned subsidiary of MB Financial Bank	Illinois
Vision Asset Management, Inc.	Wholly-owned subsidiary of Vision Investment Services, Inc.	Illinois
Vision Insurance Services, Inc.	Wholly-owned subsidiary of Vision Investment Services, Inc.	Illinois